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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C. 20549


                                  _______________


                                     FORM 8-K

                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       MARCH 25, 1998
                                                       --------------


                            TAL WIRELESS NETWORKS, INC.
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                 (Exact name of registrant as specified in charter)

DELAWARE                                        0-26110        13-3768554
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(State or other jurisdiction or incorporation) (Commission    IRS Employer
                                               File Number) Identification No.)

113 TYNAN WAY, PORTOLA VALLEY, CA                                   94028
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code          (650) 529-0730
                                                  ------------------------------


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           (Former name or former address, if changed since last report)


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Item 3. Bankruptcy or Receivership


     On October 6, 1997, the Registrant filed a voluntary petition for protection under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court, Northern District of California, San Jose Division pursuant to which the Registrant's existing directors will continue in possession but subject to the supervision and orders of the Bankruptcy Court.

     The Company plans to liquidate assets and review the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. Once this information has been determined, the Company may file a Plan of Reorganization with the Bankruptcy Court.

Item 7. Financial Statements and Exhibits

Exhibit No.                   Description

99.19 Summary of Financial Status of the Registrant for the month ended March 31, 1998, as filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TAL WIRELESS NETWORKS, INC.
                                        ------------------------------------
                                                  (Registrant)



Date:     April 29, 1998
                                              By:  /s/RICHARD J. REDETT
                                                   ----------------------
                                                    Name:  Richard J. Redett
                                                    Title: Director